UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2019

Fiserv, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	0-14948	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FISV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 17, 2019, Fiserv, Inc. (the “Company”) entered into an Underwriting Agreement with J.P. Morgan Securities plc, Citigroup Global Markets Limited, and Wells Fargo Securities International Limited, as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, €500,000,000 aggregate principal amount of the 0.375% Senior Notes due 2023 (the “2023 euro notes”), €500,000,000 aggregate principal amount of the 1.125% Senior Notes due 2027 (the “2027 euro notes”), €500,000,000 aggregate principal amount of the 1.625% Senior Notes due 2030 (the “2030 euro notes”), £525,000,000 aggregate principal amount of the 2.250% Senior Notes due 2025 (the “2025 sterling notes”) and £525,000,000 aggregate principal amount of the 3.000% Senior Notes due 2031 (the “2031 sterling notes” and, together with the 2023 euro notes, the 2027 euro notes, the 2030 euro notes and the 2025 sterling notes, the “Notes”), in a public offering (the “Offering”). The Offering is expected to close on July 1, 2019.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1 to this Current Report on Form 8-K and incorporated herein by reference.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-227436) that the Company filed with the Securities and Exchange Commission on September 20, 2018. The Company is also filing the Underwriting Agreement as part of this Current Report on Form 8-K for purposes of such Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being filed herewith:

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description

(1)	Underwriting Agreement, dated June 17, 2019, among the Company and the underwriters named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: June 18, 2019	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer and Treasurer